                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



           Date of Report (date of earliest event reported): 10-22-96
                                                             --------

                           SOUTH VALLEY BANCORPORATION
              ----------------------------------------------------
             (exact name of registrant as specified in its charter)

  California              2-78293-LA                              #94-2818095
-----------------      -----------------                         --------------
(state or other        (Commission File)                         (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                    Number)


               500 Tennant Station, Morgan Hill, California 95037
              ----------------------------------------------------
              (address of principal executive office and zip code)

        Registrant's telephone number (including area code): 408-778-1510
                                                             ------------

                                      None
                         -------------------------------
                         (former name or former address,
                          if changed since last report)


                                                                     Page 1 of 5
                                                         Exhibit Index at Page 3
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Item 5.           Other Events

                  (a) The shareholders of South Valley Bancorporation took the following action at a Special Meeting of Shareholders held on October 16, 1996 at the Golden Oak Restaurant located at 16695 Condit Road, Morgan Hill, California:

                           Approved the proposal to adopt and approve the Agreement and Plan of Reorganization, dated as of July 18, 1996, by and between Pacific Capital Bancorp and South Valley Bancorporation, as follows:

                           Votes
                                 For:  948,374  Against:  7,724  Abstain:  1,437
                                 ---            -------          -------

                  (b) South Valley Bancorporation reports third quarter earnings and declares cash dividend.

Item 7.           Financial Statements and Exhibits

                  (a)      None

                  (b)      None

                  (c)      Exhibits.
                           See Press Release attached as Exhibit 99.1 and made a part hereof.





                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        South Valley Bancorporation, Registrant



                                        By:       /s/ Richard L. Conniff
                                            ____________________________________
                                                  Richard L. Conniff
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX
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Exibit No.                    Description                               Page No.
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
   99.1            Press Release dated October 22, 1996                     4

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